FORM 8-A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specifies in its charter)

Maryland	27-3581739
(State of incorporation)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock ($.001 par value)	New York Stock Exchange, Inc.

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. ☐

Securities Act registration statement file number as to which this form relates: 333-169726

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN A REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered.

Incorporated by reference to the Registrant’s registration statement on Form N-2, filed on January 28, 2011 (File No. 333-169726).

Item 2.	Exhibits.

None

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York and the State of New York on the 16th day of February, 2011.

APOLLO SENIOR FLOATING RATE FUND INC.

By:	/s/ Joseph Moroney
Name:	Joseph Moroney
Title:	President